HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6776 - Premier Innovations(SM)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated July 12, 2012 to your Prospectus

FUND OPENING

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND – CLASS I

Effective August 1, 2012, the Alger Small Cap Growth Institutional Fund Sub-Account will reopen to new investors.  All references in the prospectus to the fund being closed are deleted.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.